                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     March 28, 2002
                                                -------------------------------


                    Wells Real Estate Investment Trust, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Maryland
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-25739                                           58-2328421
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


          6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

         Wells Real Estate Investment Trust, Inc. (the "Registrant") hereby amends its Current Report on Form 8-K dated March 28, 2002 to provide the required financial statements of the Registrant relating to the acquisitions by the Registrant of the Transocean Houston Building located in Houston, Texas, the Novartis Atlanta Building located in Duluth, Georgia, and the Dana Corporation Buildings located in Farmington Hills, Michigan and Kalamazoo, Michigan, as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

         (a) Financial  Statements.  The following financial statements of the
             ---------------------
Registrant are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:


Novartis Atlanta Building                                           Page
                                                                    ----
         Report of Independent Public Accountants                   F-1

         Statement of Revenues Over Certain Operating Expenses      F-2
         for the year ended December 31, 2001 (audited)

         Notes to Statement of Revenues Over Certain Operating      F-3
         Expenses for the year ended December 31, 2001 (audited)

Dana Corporation Buildings

         Report of Independent Public Accountants                   F-4

         Statement of Revenues over Certain Operating Expenses      F-5
         for the year ended December 31, 2001 (audited)

         Notes to Statement of Revenues over Certain Operating      F-6
         Expenses for the year ended December 31, 2001 (audited)

Wells Real Estate Investment Trust, Inc. and Subsidiary

         Unaudited Pro Forma Financial Statements
         ----------------------------------------
         Summary of Unaudited Pro Forma Financial Statements        F-7

         Pro Forma Balance Sheet as of December 31, 2001            F-8

         Pro Forma Statement of Income (Loss) for the year ended    F-10
             December 31, 2001

         (c)  Exhibits
              --------

         23.1 Consent of Arthur Andersen LLP (previously filed in and incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form S-11, Commission File No. 333-44900, filed on April 22, 2002)

         99.1 Letter regarding independent public accountants (previously filed in and incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form S-11, Commission File No. 333-44900, filed on April 22, 2002)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS REAL ESTATE INVESTMENT
                                       TRUST, INC. (Registrant)

                                       By: /s/  Leo F. Wells, III
                                           ----------------------
                                           Leo F. Wells, III
                                           President

Date: May 3, 2002

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Wells Real Estate Investment Trust, Inc.:


We have audited the accompanying statement of revenues over certain operating expenses for the NOVARTIS ATLANTA BUILDING for the year ended December 31, 2001. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Novartis Atlanta Building after acquisition by the Wells Operating Partnership, L.P., a subsidiary of Wells Real Estate Investment Trust, Inc. The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Novartis Atlanta Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Novartis Atlanta Building for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP



Atlanta, Georgia
April 12, 2002

                            NOVARTIS ATLANTA BUILDING

                              STATEMENT OF REVENUES

                         OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2001

RENTAL REVENUES                                           $650,705

OPERATING EXPENSES, NET OF REIMBURSEMENTS                    4,929
                                                          --------
REVENUES OVER CERTAIN OPERATING EXPENSES                  $645,776
                                                          ========







          The accompanying notes are an integral par of this statement.

                            NOVARTIS ATLANTA BUILDING

                         NOTES TO STATEMENT OF REVENUES

                         OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On March 28, 2002, the Wells Operating Partnership, L.P. ("Wells OP") acquired the Novartis Atlanta Building from Technology Park/Atlanta, Inc. ("Technology Park"). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

Novartis Opthalmics, Inc ("Novartis") currently occupies the entire 100,087 rentable square feet of the four-story office building under a net lease agreement (the "Novartis Lease"). Novartis is a wholly owned subsidiary of Novartis Corporation, which is the guarantor of the Novartis Lease. Novartis Corporation is a public entity traded on the New York Stock Exchange. Technology Park's interest in the Novartis Lease was assigned to Wells OP at the closing. The initial term of the Novartis Lease commenced on August 1, 2001 and expires on July 31, 2011. Novartis has the right to extend the Novartis Lease for up to three consecutive renewal terms of five years each at a rate equal to the then current fair market rental rate. Under the Novartis Lease, Novartis is required to pay, as additional monthly rent, all operating costs, including but not limited to water, sewer, heating, air conditioning, lighting, property and personal insurance and property taxes. In addition, Novartis is responsible for all supplies, materials, wages and salaries and all attributable overhead expenses related to routine maintenance and repairs to the Novartis Atlanta Building. Wells OP will be responsible for the repair and replacement of the structural portions of the building, including, roof, exterior walls, window frames, foundation, irrigation, parking lots, roads, walkways and landscaping of the Novartis Atlanta Building.

Rental Revenues

Rental income is recognized on a straight-line basis over the terms of the respective lease.

2. BASIS OF ACCOUNTING

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, this statement excludes certain historical expenses, such as depreciation, interest, and management fees. Therefore, this statement is not comparable to the operations of the Novartis Atlanta Building after acquisition by Wells OP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Wells Real Estate Investment Trust, Inc.:


We have audited the accompanying statement of revenues over certain operating expenses for the DANA CORPORATION BUILDINGs for the year ended December 31, 2001. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Dana Corporation Buildings after acquisition by the Wells Operating Partnership, L.P., a subsidiary of Wells Real Estate Investment Trust, Inc. The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Dana Corporation Buildings' revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Dana Corporation Buildings for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP




Atlanta, Georgia
April 12, 2002

                           DANA CORPORATION BUILDINGS

                              STATEMENT OF REVENUES

                         OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2001

RENTAL REVENUES                                               $730,345

OPERATING EXPENSES, NET OF REIMBURSEMENTS                            0
                                                              --------
REVENUES OVER CERTAIN OPERATING EXPENSES                      $730,345
                                                              ========







         The accompanying notes are an integral part of this statement.

                           DANA CORPORATION BUILDINGS

                         NOTES TO STATEMENT OF REVENUES

                         OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On March 29, 2002, the Wells Operating Partnership, L.P. ("Wells OP") acquired the Dana Corporation Buildings from GEBAM, Inc. ("GEBAM"). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

The Dana Corporation Buildings are comprised of Dana Corporation Detroit, which consists of 112,480 square feet in one three-story building and Dana Corporation Kalamazoo, which consists of 147,004 square feet in one two-story building. Dana Corporation, Inc ("Dana") currently occupies the entire 259,484 rentable square feet of the two office buildings under two net lease agreements (the "Dana Leases"). Dana Corporation is a public entity traded on the New York Stock Exchange. GEBAM's interest in the Dana Leases was assigned to Wells OP at the closing. The initial term of the Dana Leases commenced on October 26, 2001 and expires on October 31, 2021. Dana has the right to extend the Dana Leases for up to six successive renewal terms of five years each at the then current market rental rate. Under the Dana Leases, Dana is required to pay, as additional monthly rent, all ad valorem real estate taxes, insurance premiums, utility charges, maintenance, repair and replacement expenses. In addition, Dana is responsible for maintaining the buildings in good order and repair, subject to ordinary wear and tear, including necessary repairs, replacements and renewals, whether interior or exterior, structural or nonstructural.

Rental Revenues

Rental income is recognized on a straight-line basis over the terms of the respective leases.

2. BASIS OF ACCOUNTING

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, this statement excludes certain historical expenses, such as depreciation, interest, and management fees. Therefore, this statement is not comparable to the operations of the Dana Corporation Buildings after acquisition by Wells OP.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of December 31, 2001 has been prepared to give effect to the acquisitions of the Transocean Houston Building, the Novartis Atlanta Building and the Dana Corporation Buildings by Wells OP as if the acquisitions occurred on December 31, 2001.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the acquisitions of the Transocean Houston Building, the Novartis Atlanta Building, and the Dana Corporation Buildings as if the acquisitions occurred on January 1, 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financials statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Transocean Houston Building, the Novartis Atlanta Building and the Dana Corporation Buildings been consummated at the beginning of the period presented.

As of December 31, 2001, the date of the accompanying pro forma balance sheet, Wells OP held cash of $75,586,168. The additional cash used to purchase the Dana Corporation Buildings, including deferred project costs paid to Wells Capital, Inc. (an affiliate of Wells OP), was raised through the issuance of additional shares subsequent to December 31, 2001. This balance is reflected as purchase consideration payable in the accompanying pro forma balance sheet

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                             PRO FORMA BALANCE SHEET

                                DECEMBER 31, 2001

                                   (Unaudited)

                                                 ASSETS

                                                                                      ProForma Adjustments
                                                Wells Real       ------------------------------------------------------------------
                                                  Estate           Transocean        Novartis           Dana
                                                Investment           Houston          Atlanta       Corporation      Pro Forma
                                                Trust, Inc.         Building         Building        Buildings         Total
                                             ---------------    ----------------  ------------     --------------   -------------
REAL ESTATE ASSETS, at cost:
   Land                                      $  86,246,985      $    845,000 (a)  $  2,000,000 (a)  $ 3,171,000 (a)  $  92,505,008
                                                                      33,994 (b)        80,460 (b)      127,569 (b)
   Buildings, less accumulated
      depreciation of $24,814,454              472,383,102        21,203,182 (a)    13,047,316 (a)   39,608,512 (a)    549,213,452
                                                                     853,002 (b)       524,892 (b)    1,593,446 (b)
   Construction in progress                      5,738,573                 0                 0                0          5,738,573
                                              ------------      ------------      ------------      -----------       ------------
            Total real estate assets           564,368,660        22,935,178        15,652,668       44,500,527        647,457,033
                                              ------------      ------------      ------------      -----------       ------------

CASH AND CASH EQUIVALENTS                       75,586,168       (22,048,182)(a)   (15,047,316)(a)  (17,345,759)(a)     21,144,911

INVESTMENT IN JOINT VENTURES                    77,409,980                 0                 0                0         77,409,980

INVESTMENT IN BONDS                             22,000,000                 0                 0                0         22,000,000

ACCOUNTS RECEIVABLE                              6,003,179                 0                 0                0          6,003,179

DEFERRED LEASE ACQUISITION COSTS                 1,525,199                 0                 0                0          1,525,199

DEFERRED PROJECT COSTS                           2,977,110          (886,996)(b)      (605,352)(b)     (603,724)(b)        881,038

DEFERRED OFFERING COSTS                                  0                 0                 0                0                  0

DUE FROM AFFILIATES                              1,692,727                 0                 0                0          1,692,727

PREPAID EXPENSES AND OTHER ASSETS                  718,389                 0                 0                0            718,389

                                              ------------      ------------      ------------      -----------       ------------
Total Assets                                  $752,281,412      $          0      $          0      $26,551,044       $778,832,456
                                              ============      ============      ============      ===========       ============


                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                            ProForma Adjustments
                                        Wells Real     ------------------------------------------------------------------
                                          Estate       Transocean        Novartis
                                        Investment       Houston          Atlanta     Dana Corporation     Pro Forma
                                        Trust, Inc.     Building         Building        Buildings           Total
                                      -------------    -----------       --------     ----------------   -------------
LIABILITIES:
   Accounts payable and
      accrued expenses                $  8,727,473      $      0          $    0       $         0       $  8,727,473
   Notes payable                         8,124,444             0               0                 0          8,124,444
   Obligations under capital
      lease                             22,000,000             0               0                 0         22,000,000
   Purchase consideration
      payable                                    0             0               0        25,433,753 (a)     25,433,753
   Dividends payable                     1,059,026             0               0                 0          1,059,026
   Due to affiliate                      2,166,161             0               0         1,117,291 (b)      3,283,452
   Deferred rental income                  661,657             0               0                 0            661,657
                                      ------------      --------          ------       -----------       ------------
            Total liabilities           42,738,761             0               0        26,551,044         69,289,805
                                      ------------      --------          ------       -----------       ------------
COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNIT
   HOLDER IN OPERATING
   PARTNERSHIP                             200,000             0               0                 0            200,000
                                      ------------      --------          ------       -----------       ------------
SHAREHOLDERS' EQUITY:
   Common shares, $.01 par value;
      125,000,000 shares authorized,
      83,761,469 shares issued and
      83,206,429 shares outstanding        837,614             0               0                 0            837,614
   Additional paid-in capital          738,236,525             0               0                 0        738,236,525
   Cumulative distributions in
      excess of earnings               (24,181,092)            0               0                 0        (24,181,092)
   Treasury stock, at cost,
      555,040 shares                    (5,550,396)            0               0                 0         (5,550,396)
                                       ------------      --------          ------       -----------       ------------
           Total shareholders'
               equity                  709,342,651             0               0                 0        709,342,651
                                      ------------      --------          ------       -----------       ------------
           Total liabilities
               and shareholders'
               equity                 $752,281,412      $      0          $    0       $26,551,044       $778,832,456
                                      ============      ========          ======       ===========       ============






(a) Reflects Wells Real Estate Investment Trust, Inc.'s purchase price for the land and the building.

(b) Reflects deferred project costs applied to the land and building at approximately 4.02% of the purchase price.

         The accompanying notes are an integral part of this statement.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                      PRO FORMA STATEMENT OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                   (Unaudited)

                                          Wells Real                            ProForma Adjustments
                                            Estate        ---------------------------------------------------------------------
                                          Investment      Transocean Houston Novartis Atlanta  Dana Corporation      Pro Forma
                                          Trust, Inc.        Building          Building          Buildings           Total
                                         -------------    ------------------ ----------------  ----------------     -----------
REVENUES:
   Rental income                         $44,204,279        $1,549,527 (a)    $650,705(a)    $   730,345(a)        $47,134,856
   Equity in income of joint                                                         0                 0
      ventures                             3,720,959                 0                                               3,720,959
   Interest income                         1,246,064        (1,246,064)(b)           0                 0                     0
   Take out fee                              137,500                 0               0                 0               137,500
                                         -----------       -----------       ---------       -----------           -----------
                                          49,308,802           303,463         650,705           730,345            50,993,315
                                         -----------       -----------       ---------       -----------           -----------
EXPENSES:
   Depreciation and amortization          15,344,801           882,247 (c)     542,888(c)      1,648,078(c)         18,418,014
   Interest                                3,411,210                 0               0                 0             3,411,210
   Operating costs, net of                                                       4,929(d)              0
      reimbursements                       4,128,883         1,151,107 (d)                                           5,284,919
   Management and leasing fees             2,507,188            69,729 (e)      29,282(e)         32,866(e)          2,639,065
   General and administrative                973,785                 0               0                 0               973,785
   Amortization of deferred                                                          0                 0
      financing costs                        770,192                 0                                                 770,192
   Legal and accounting                      448,776                 0               0                 0               448,776
                                         -----------       -----------       ---------       -----------           -----------
                                          27,584,835         2,103,083         577,099         1,680,944            31,945,961
                                         -----------       -----------       ---------       -----------           -----------
NET INCOME (LOSS)                        $21,723,967       $(1,799,620)      $  73,606       $  (950,599)          $19,047,354
                                         ===========       ===========       =========       ===========           ===========

(a) Rental income is recognized on a straight-line basis.

(b) Represent forgone interest income related to cash utilized to purchase the prior acquisitions.

(c) Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(d) Consists of nonreimbursable operating expenses.

(e) Management and leasing fees are calculated at 4.5% of rental income.

         The accompanying notes are an integral part of this statement.